TORTOISE CLOUD INFRASTRUCTURE FUND – (TCLD)
a series of Managed Portfolio Series
Supplement dated December 3, 2019, to the
Summary Prospectus dated January 31, 2019, Prospectus, and Statement of Additional Information (“SAI”) each dated January 23, 2019, as amended

The Board of Trustees of Managed Portfolio Series has determined to close and liquidate the Tortoise Cloud Infrastructure Fund (the “Fund”). After the close of business on December 30, 2019, the Fund will no longer accept orders for new creation units. Shares of the Fund are listed on the CBO BZX Exchange, and trading in shares of the Fund will be halted prior to market open on December 31, 2019. Proceeds of the liquidation will be sent to shareholders promptly after December 31, 2019.

Prior to December 31, 2019, shareholders may only be able to sell their shares to certain broker-dealers, and there is no assurance that there will be a market for the Fund’s shares during that time period. Customary brokerage charges may apply to such transactions. The Fund will liquidate immediately after the close of business on December 31, 2019 (the “Liquidation Date”).

Effective immediately, the Fund will begin liquidating its portfolio assets. This will cause the Fund to increase its cash holdings and deviate from the investment objective and strategies stated in the Fund’s prospectus.

On or about the Liquidation Date, the Fund will liquidate its assets and distribute cash pro rata to all remaining shareholders. These distributions are taxable events. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation. In addition, these payments to shareholders will include accrued capital gains and dividends, if any. As calculated on the Liquidation Date, the Fund’s net asset value will reflect the costs of closing the Fund. Once the distributions are complete, the Fund will terminate.

For additional information, please call 844-TR-INDEX (844-874-6339).

Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI for future reference.